Item 7. (c) Exhibits




               STOCK PURCHASE AGREEMENT


                         AMONG


                RCM TECHNOLOGIES, INC.

              CAMELOT CONTRACTORS LIMITED

                          AND

                  THE SHAREHOLDERS OF
              CAMELOT CONTRACTORS LIMITED












            Dated as of September 25, 1997

                   TABLE OF CONTENTS


                                                   Page

1.   DEFINITIONS     1

2.   PURCHASE AND SALE OF SHARES OF ACQUIREE  2

3.   REPRESENTATIONS AND WARRANTIES OF ACQUIREE
     AND OTHERS      5

4.   REPRESENTATIONS AND WARRANTIES OF RCM   14

5.   COVENANTS OF THE PARTIES 16

6.   THE CLOSING    20

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIREE
     AND ACQUIREE SHAREHOLDERS     24

8.   CONDITIONS PRECEDENT TO OBLIGATIONS OF RCM   25

9.   INDEMNIFICATION     27

10.  TERMINATION    29

11.  NOTICES   30

12.  MISCELLANEOUS  31

                   LIST OF SCHEDULES


2.4       List   of   persons   eligible   to   receive
          Additional Purchase Consideration

3.2(a) Financial Statements for the fiscal years ended June 30, 1997, June 30, 1996 and June
          30, 1995

3.3            Undisclosed Liabilities of Acquiree

3.5       Accounts  Receivable of Acquiree as of August
          31, 1997

3.6       Material adverse changes

3.7       Litigation

3.9       Articles   of   Incorporation,   Bylaws   and
          Amendments thereto of Acquiree

3.10      Tax information

3.11      All  material  Contracts  and  Agreements  of
          Acquiree

3.12 Liens, encumbrances and general description of all real property in which Acquiree has an ownership interest

3.13      Licenses,   trademarks  and  trade  names  of
          Acquiree

3.14      Consents to be obtained by Acquiree

3.15      Capitalization of Acquiree

3.18      Messrs.   Trotman,   O'Keefe   and   Stevens'
          Obligation

3.19      Approvals   required   to  be   obtained   by
          Acquiree Shareholders

3.20 Number and names of employees and compensation of all directors and officers of Acquiree - identifies all employee benefit plans

3.21      Compliance     with     environmental     and
          conservation laws

3.22      List of all insurance policies of Acquiree

3.23 List of all bank accounts maintained or for the benefit of Acquiree

3.24      List of 10  largest  customers  of  Acquiree,
          based on dollar  volume of income  for Fiscal
          1997

3.26      Internal Revenue Service  correspondence  re:
          the Programmers

4.1       Articles of Incorporation and Bylaws of RCM

4.3       Consents to be obtained by RCM

                   LIST OF EXHIBITS


Exhibit "A"    Registration Rights Agreement

Exhibit "B"    O'Keefe Employment Agreement

Exhibit "C"    Stevens Employment Agreement

Exhibit "D"    Investor Representation Letter

Exhibit "E"    Escrow Agreement

               STOCK PURCHASE AGREEMENT


               THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of this day of , 1997, by and among RCM TECHNOLOGIES, INC., a Nevada corporation ("RCM"); CAMELOT CONTRACTORS LIMITED, a New Hampshire corporation (the "Acquiree"); and those shareholders of Acquiree identified in
Section 1 of this Agreement (the "Acquiree Shareholders").

                       RECITALS:

               WHEREAS, the Acquiree Shareholders own in the aggregate one hundred percent (100%) of the issued and outstanding common stock of the Acquiree (the "Acquiree Shares"); and

               WHEREAS, the Acquiree Shareholders desire to sell the Acquiree Shares and RCM desires to purchase the Acquiree Shares, each upon the terms and conditions hereinafter set forth.

               NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

               1.   DEFINITIONS.

               (a) The foregoing RECITALS are true and correct, and are incorporated herein and made a part hereof.

               (b) For purposes of this Agreement, the terms set forth below shall have the following meanings:

          Acquiree . . . . . . .   Camelot  Contractors Limited,
            a New  Hampshire corporation.

Acquiree Shareholders. That entity and those individuals consisting of the Amarly Corporation ("Amarly") and Angela Trotman ("Trotman"), Michael D. O'Keefe (O'Keefe") and Richard E. Serodio also known as Richard E. Stevens ("Stevens") who in the aggregate own 100% of the outstanding capital stock of Acquiree.

Code . . . . . . . . . The Internal Revenue Code of 1986, as amended.

 Closing  . . . . . . .
The transaction of events set forth in Section 6 hereof.

Closing Date . . . . . The day on which the Closing is held as set forth in

Section 6 hereof.

Closing Balance Sheet. Unaudited balance sheet of the Acquiree as of the Closing Date.
Effective Closing Date Commencement of business on August 4, 1997.

Escrow Shares  . . . .
Share certificates in the names of the Acquiree Shareholders representing shares of RCM Common Stock which as of the Closing Date have an aggregate valuation of $500,000 (for this purpose "valuation" shall mean the average of the closing price of the RCM Common Stock for the twenty trading days immediately preceding the Closing Date (the "Escrow Shares")).

  Exchange Act . . . . .
The Securities Exchange Act of 1934, as amended. Financial . . . . . . Unaudited financial statements of Statements the Acquiree for the fiscal years ended June 30, 1997, June 30, 1996, and June 30, 1995 prepared in compliance with the requirements of GAAP.

Interim Financial . . Unaudited financial statements of the Statements . . . . .
Acquiree for the interim period from July 1, 1997 through September 30, 1997.
GAAP . . . . . . . .  Generally  accepted  accounting  principles,  consistently applied.
Net  Operating  Income  Subsequent to the Closing Date and (NOI) . . . . . . . .
with respect to the ongoing business formerly conducted by Acquiree gross revenue (billed services at invoice value reduced by customer discounts, returns and allowances) minus direct operating expenses, cost of sales and general and administrative expenses (including the salaries of O'Keefe and Stevens) but excluding (a) RCM Corporate Fees and (b) Federal and state income taxes.

 RCM . . . . . . . . .
RCM Technologies, Inc., a Nevada corporation.
RCM Common Stock . . Common stock, $.05 par value per share, of RCM
RCM Corporate Fee . . All costs incurred by RCM not directly related to the ongoing business conducted by Acquiree such as legal, accounting and SEC filing fees.
SEC . . . . . . . . . The Securities and Exchange Commission.
Securities Act . . . The Securities Act of 1933, as amended.
Tangible Net Worth. . The amount by which all assets of Acquiree excluding intangible assets, as that term is defined under GAAP, exceeds all of Acquiree's liabilities.

2. PURCHASE AND SALE OF SHARES OF ACQUIREE.
2.1 Purchase and Sale of Shares of Acquiree.

               Subject to the terms and conditions of this Agreement, on the Closing Date, the Acquiree Shareholders will sell, convey, assign, transfer and deliver the Acquiree Shares to RCM, and RCM shall purchase, acquire and accept from the Acquiree Shareholders the Acquiree Shares, which shall constitute one hundred percent (100%) of the outstanding capital stock of Acquiree.

               2.2 Purchase Consideration.

               (a) On the Closing Date, (i) Acquiree Shareholders shall deliver to RCM certificates representing the Acquiree Shares; and (ii) RCM shall pay to the Acquiree Shareholders the purchase consideration in the sum of $13,000,000 subject to adjustments as hereafter set forth (the "Purchase Consideration") as follows:

               $9,000,000     -    by wire  transfer of
                              immediately     available
                              funds  to  bank  accounts
                              designated   by  Acquiree
                              Shareholders;

                 $500,000     -By  delivery  by  RCM  of
                              the Escrow  Shares to the
                              Acquiree Shareholders;

                              $3,500,000 Deferred consideration payable in three equal annual instalments of $1,166,667 each within sixty (60) days of the initial three anniversaries of the Closing Date (the "Deferred Consideration") provided that in the event the NOI of Acquiree is less than $1,700,000 for any year in which a payment is due (the "Shortfall") then the amount of the installment payable for that year shall be reduced $5.00 for each $1.00 of Shortfall. As used herein the term "year" means the periods ending 12, 24 and 36 months, respectively, following the last day of the month in which the Closing occurred.

                              (b)   At   the    Closing
Acquiree Shareholders shall deposit in escrow the Escrow Shares pursuant to the Escrow Agreement attached hereto at Exhibit "E". The Escrow Shares shall be deemed collateral to ensure that the provisions of Section 2.3(b) hereof are complied with.

                              2.3  Adjustments    To
               Purchase Consideration.

                         (a)  Pre-Closing  Adjustments.
If the NOI of Acquiree for the period July 1, 1996 to June 30, 1997 (determined after reducing the deduction for executive compensation from $288,000 to $225,000) as reflected in Acquiree's Financial Statements is less than $1,700,000, then the cash portion of the Purchase Consideration shall be reduced $5.00 for each $1.00 that the NOI for the period specified is less than $1,700,000.

                         (b)  Post Closing Adjustments.

                                   (i) If  the  Closing
Balance Sheet shall reflect (a) cash of less than $1,350,000, or (b) Tangible Net Worth of less than $2,300,000, then, to the extent of the greater of subsections (a) or (b) of this section (b)(i), the portion of the Purchase Consideration represented by the Escrow Shares and valued as described in
Section 1 hereof shall be reduced dollar for dollar for each dollar of such deficiency and if the value of the Escrow Shares ($500,000) is insufficient to cover this reduction in full then further offset shall be made against the Deferred Consideration to the full extent of any such reduction;

                                   (ii) If the  Closing
Balance Sheet reflects Tangible Net Worth in excess of $2,350,000 then (a) if the cash as reflected in such Closing Balance Sheet is in excess of $1,400,000, then the cash portion of the Purchase Consideration shall be increased dollar for dollar for each dollar by which the Tangible Net Worth exceeds $2,350,000 and such amount shall be paid with the cash available in excess of $1,400,000 at the Closing, and in the event such cash in insufficient to satisfy the amount in which the Tangible Net Worth exceeds $2,350,000 then this remaining amount not satisfied by the cash in excess of $1,400,000 shall be paid from the proceeds of the collection of Acquiree's accounts receivable during the period immediately following the Closing; or (b) if the cash as reflected in such Closing Balance Sheet is less than $1,400,000 then the cash portion of the Purchase Consideration shall be increased dollar for dollar for each dollar by which the Tangible Net Worth exceeds $2,350,000 and such amount shall be paid from the proceeds of the collection of Acquiree's accounts receivable during the period immediately following the Closing.

                         2.4   Additional   Purchase
Consideration. If the NOI for any year in which an installment of Deferred Consideration is due exceeds $1,700,000, then twenty-five percent (25%) of the amount over and above and in excess of $1,700,000 shall, within sixty (60) days of the end of such year, be paid as additional consideration to those persons designated in Schedule 2.3 hereof in the proportions described in that Schedule.

                         2.5    Registration    Rights.
Subject to the provisions of the Registration Rights Agreement, not later than January 31, 1998 with respect to the Escrow Shares RCM shall prepare and file a Registration Statement with the SEC and use its best efforts to as promptly as possible have such Registration Statement declared effective for the purpose of facilitating the public resale of the Escrow Shares.

                    3. REPRESENTATIONS AND WARRANTIES OF ACQUIREE AND THE ACQUIREE SHAREHOLDERS. The Acquiree and the Acquiree Shareholders, jointly and severally, as a material inducement to RCM to enter into this Agreement and consummate the transactions contemplated hereby, make the following representations and warranties to RCM which representations and warranties are true and correct in all material respects at this date, and will be true and correct in all material respects on the Closing Date as though made on and as of such date.

                         3.1     Shareholders    of
Acquiree. The Acquiree Shareholders are, and will be on the Closing Date, the sole owners, of record and beneficially, of all the issued and outstanding shares of the Acquiree's capital stock.
                         3.2  Financial Statements.

                         (a) The  Financial  Statements
for the  fiscal  years  ended June 30,  1997,  June 30,  1996 and June 30,  1995
("1997,  1996 and 1995  Financial  Statements")  have been  attached as Schedule
3.2(a). The 1997, 1996 and 1995 Financial Statements and the financial information contained therein present fairly the financial condition of the Acquiree for the periods covered and have been prepared in accordance with GAAP.

                         (b)  The   Interim   Financial
Statements and Closing Balance Sheet will be prepared on an unaudited basis and delivered to RCM at or prior to Closing. The Interim Financial Statements and Closing Financial Statements and the financial information contained therein will present fairly the financial condition of the Acquiree for the interim periods covered and will be prepared in accordance with GAAP.

                         (c) The books and  records  of
Acquiree, financial and other, are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

                         (d)     Audited      financial
statements of Acquiree for the periods covered by the Financial Statements (the "Audited Financial Statements") will be prepared at RCM's expense within forty-five (45) days following the Closing. Such Audited Financial Statements will not differ in any material respect from the Financial Statements to be delivered to RCM prior to the Closing.

                    3.3 Undisclosed Liabilities. Acquiree does not have any liabilities or obligations of any nature, fixed or contingent, that will not be shown or otherwise provided for in the Financial Statements, except (a) as set forth in Schedule 3.3, and (b) for liabilities and obligations arising subsequent to the date of the Financial Statements in the ordinary course of business, none of such liabilities referred to in this clause (b) will individually or in the aggregate be materially adverse to the business or financial condition of the Acquiree. There are no material loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 of the Financial Accounting Standards Board) of the Acquiree that will not be adequately provided for.

                    3.4 RCM Shares to Constitute Restricted Securities. The Acquiree Shareholders represent and warrant: (a) that they have reviewed the quarterly, annual and periodic reports of RCM, as filed by RCM with the SEC pursuant to the Exchange Act, and that they have such knowledge and experience in financial and business matters that they are capable of utilizing the information set forth therein concerning RCM to evaluate the risks of investing in the RCM Shares; (b) that they have been advised that the RCM Shares to be issued to them by RCM constitute "restricted securities" as defined in Rule 144 promulgated under the Securities Act, and accordingly, have not been and will not be registered under the Securities Act except as otherwise set forth in this Agreement, and, therefore, they may not be able to sell or otherwise dispose of such RCM Shares except if the RCM Shares are subject to an effective registration statement filed with the SEC, in compliance with Rule 144 or otherwise pursuant to an exemption from registration under the Securities Act;
(c) that the RCM Shares so issued are being acquired by them for their own benefit and on their own behalf for investment purposes and not with a view to, or for resale in connection with, a public offering or re-distribution thereof;
(d) that the RCM Shares so issued will not be resold (i) without registration thereof under the Securities Act (unless in the opinion of counsel acceptable to RCM, an exemption from such registration is available) or (ii) in violation of any law; and (e) that the certificate or certificates representing the RCM Shares to be issued will be imprinted with a legend in form and substance as follows:

                    "THE   SECURITIES   REPRESENTED  BY
          THIS   CERTIFICATE  HAVE  NOT  BEEN
          REGISTERED   UNDER  THE  SECURITIES
          ACT  OF  1933,  AS  AMENDED.  THESE
          SECURITIES   MAY   NOT   BE   SOLD,
          TRANSFERRED  OR OTHERWISE  DISPOSED
          OF IN THE ABSENCE OF  REGISTRATION,
          OR THE  AVAILABILITY  OF  EXEMPTION
          FROM   REGISTRATION,    UNDER   THE
          SECURITIES    ACT   OF   1933,   AS
          AMENDED,   BASED   ON  AN   OPINION
          LETTER OF COUNSEL  FOR THE  COMPANY
          OR  A  NO-ACTION  LETTER  FROM  THE
          SECURITIES       AND       EXCHANGE
          COMMISSION."

and RCM is hereby authorized to notify its transfer agent of the status of the Escrow Shares, and to take such other action including, but not limited to, the placing of a "Stop Transfer" order on the books and records of RCM's transfer agent to ensure compliance with the foregoing.

               3.5 Accounts Receivable. Attached hereto as Schedule 3.5 is a list of all accounts receivable of Acquiree as of August 31, 1997 and aging schedule pertaining thereto. All of the accounts receivable of Acquiree now and on the Closing Date, are bona fide accounts receivable of Acquiree representing the sales price of (or other sums or fees receivable for or in respect of) goods, merchandise, or services sold or performed by Acquiree in valid transactions in the regular course of its business to or for the benefit of its customers. Such accounts receivable, subject to reserves, if any, established within the Financial Statements, are collectible in full and are not subject to offset or counterclaim or otherwise in controversy.

               3.6 Material  Adverse Changes.  Except as specifically  stated in
Schedule 3.6 or as contemplated or required by this Agreement, from June 30, 1997 to the date of this Agreement, the business of the Acquiree has been operated in the ordinary course and there has not been:

                    (a) Any materially adverse changes in the business, condition (financial or otherwise), results of operations, properties, assets, liabilities, earnings or net worth of the Acquiree for such period or at any time during such period;

                    (b)    Any     material     damage,
destruction   or  loss   (whether  or  not  covered  by
insurance)   affecting  the  Acquiree  or  its  assets,
properties or business;

                    (c) Any cancellation or material breaches on any existing contract of which Acquiree is a party that would have a material adverse effect on the business of Acquiree;

                    (d) Any statute, rule, regulation or order adopted by any governmental body, agency or authority that materially and adversely affects the Acquiree or its business or financial condition;

                    (e) Any payment of bonuses or accrued salaries out of the ordinary course of business or agreements to materially increase the rate or terms of compensation payable or to become payable by Acquiree to its directors, officers or key employees; provided, however, that this subsection shall not restrict or limit the Acquiree in any way from hiring additional personnel who are required for its operations; or

                    (f) Any other events or conditions of any character that may reasonably be expected to have a materially adverse effect on the Acquiree or its business or financial condition.

               3.7 Litigation. Except as set forth in Schedule 3.7, there are no actions, suits, claims, investigations or legal, administrative or arbitration proceedings pending or threatened against the Acquiree, whether at law or in equity, or before or by any federal, state, municipal, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, or any basis for any such action, suit, claim, investigation or proceeding.

               3.8 Compliance: Governmental Authorizations. The Acquiree has complied in all material respects with all federal, state, local or foreign laws, ordinances, regulations and orders applicable to its business, including without limitation, federal and state securities, banking collection and consumer protection laws and regulations that, if not complied with, would materially and adversely affect its businesses. The Acquiree has all federal, state, local and foreign governmental licenses and permits necessary for the conduct of its business. Such licenses and permits are in full force and effect. Neither the Acquiree nor Acquiree Shareholders know of any violations of any such licenses or permits. No proceedings are pending or threatened to revoke or limit the use of such licenses or permits that would have an adverse effect on the business of Acquiree.

               3.9 Due Organization. The Acquiree is a corporation duly organized, validly existing and in good standing under the laws of the State of New Hampshire; it is qualified to do business and in good standing in each state where its properties are owned, leased or operated, or the business conducted, by them require such qualification except where failure to so qualify would not have a material adverse effect on its financial condition, properties, business or results of operations. The Acquiree has the power to own its properties and assets and to carry on its business as now presently conducted. True and complete copies of the Articles of Incorporation and Bylaws of Acquiree, including any amendments thereto, have been attached as Schedule 3.9.

               3.10 Taxes. Except as disclosed on Schedule 3.10, all (a) federal, state, local or foreign tax returns (collectively, the "Returns") required to be filed with respect to the properties, assets, operations, income and net worth of Acquiree have been timely filed or appropriate extensions have been obtained and such Returns are true, correct and complete; and (b) taxes and governmental charges, including, without limitation, any interest and penalties (collectively "Taxes") due pursuant to such Returns have been paid or adequate provision therefor has been made on the Financial Statements. Except as disclosed on Schedule 3.10, there are no outstanding agreements or waivers extending the statutory period of limitation concerning any tax liability of Acquiree, no examination of any Return of Acquiree is currently in progress and no governmental authority has, within the last three (3) years, notified Acquiree or Acquiree Shareholders of any tax claim, investigation or proceeding. All monies required to be collected or withheld by the Acquiree for income taxes, social security or other payroll taxes have been collected or withheld, and either paid to the appropriate governmental agencies, set aside in accounts for such purpose, or accrued, reserved against and entered upon the books of the Acquiree and the Acquiree is not liable for any taxes or penalties for failure to comply with any of the foregoing. Set forth on Schedule 3.10 is a list of all actions which have a material effect on the calculation of Taxes payable or with respect to the income, deductions, credits, allowances or assets of the Acquiree. The Acquiree has not made, is not obligated to make, and will not, as a result of the transactions contemplated hereby, make or become obligated to make any "excess parachute payment" within the meaning of Section 280G of the Code (determined without regard to subsection (b)(4) thereof).

               3.11 Agreements. Schedule 3.11 contains a true and complete list of all material contracts, agreements, mortgages, obligations, arrangements, restrictions and other instruments to which the Acquiree is a party or by which the Acquiree or its assets may be bound. True and correct copies of all items set forth on Schedule 3.11 have been or will have been made available to RCM prior to the date hereof. No event has occurred that (whether with or without notice or lapse of time) would constitute a material default by the Acquiree under any of the contracts of agreements set forth in Schedule 3.11. Neither the Acquiree nor the Acquiree Shareholders have knowledge of any material default by the other parties to such contracts or agreements.

               3.12 Title to Property and Related Matters. The Acquiree has, and at the time of the Closing will have, good and marketable title to all of its properties, interests in properties and assets, real, personal and mixed, owned by it at the date of this Agreement or acquired by it after the date of this Agreement, of any kind or character, free and clear of any liens or encumbrances, except (i) those set forth in Schedule 3.12, and (ii) liens for current taxes not yet delinquent. Schedule 3.12 also contains a general description of all real property in which Acquiree has an ownership interest. Except as set forth in said Schedule 3.12 and except for matters that may arise in the ordinary course of business, the assets of the Acquiree are in good operating condition and repair, reasonable wear and tear excepted. There does not exist any condition that materially interferes with the use thereof in the ordinary course of the business of the Acquiree.

               3.13 Licenses;  Trademarks;  Trade Names.  Except as set forth on
Schedule 3.13, the Acquiree does not have, nor does it own or use in its business any licenses, trademarks, trade names, service marks, copyrights, patents or any applications for any of the foregoing that relate to its business.

               3.14 Due Authorization. This Agreement has been duly authorized, executed and delivered by the Acquiree and constitutes a valid and binding agreement of the Acquiree, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other similar laws relating to, limiting or affecting the enforcement of creditors rights generally or by the application of equitable principles. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with any of the provisions hereof, will violate in any material respect any order, writ, injunction or decree of any court or governmental authority, or violate or conflict with in any material respect or constitute a default under (or give rise to any right of termination, cancellation or acceleration under), any provisions of the Acquiree's Articles of Incorporation or Bylaws, the terms or conditions or provisions of any note, bond, lease, mortgage, obligation, agreement, arrangement or restriction of any kind to which the Acquiree is a party or by which the Acquiree or its properties may be bound, or violate in any material respect any statute, law, rule or regulation applicable to the Acquiree, except that the consents disclosed on Schedule 3.14 will be required pursuant to the terms of those scheduled agreements. No consent or approval by any governmental authority is required in connection with the execution and delivery by the Acquiree of this Agreement or the consummation of the transactions contemplated hereby.

               3.15 Capitalization. The authorized capitalization of the Acquiree consists of 300 shares of no par value Common Stock of which 200 shares are issued and outstanding as of the date of this Agreement; the Acquiree Shares have been duly authorized, validly issued, and are fully paid and non-assessable, and were issued in compliance with applicable federal and state securities laws and regulations. Except as set forth on Schedule 3.15, there are no outstanding or presently authorized securities, warrants, preemptive rights, subscription rights, options or related commitments or agreements of any nature to issue any of the Acquiree's securities. Schedule 3.15 sets forth the share ownership and respective percentage of each of the Acquiree Shareholders.

               3.16. Brokerage Fees. Except for Robert A. Cohen, whose fees shall be paid by Acquiree Shareholders, the Acquiree has not incurred, and will not incur, any liability for brokerage or finder's fees or similar charges in connection with the transactions contained within this Agreement.

               3.17 Share Ownership. The Acquiree Shares to be surrendered at the Closing by the Acquiree Shareholders will be owned of record and beneficially by the Acquiree Shareholders, free and clear of all liens and encumbrances of any kind and nature. There are no agreements (other than this Agreement) to sell, pledge, assign or otherwise transfer such securities.

               3.18  The  Acquiree  Shareholders'  Obligation.   This  Agreement
constitutes the valid and legally binding obligation of the Acquiree Shareholders. Except as set forth on Schedule 3.18, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will constitute in any material respect a violation of or default under, or conflict in any material respect with, any judgment, decree, statute or regulation of any governmental authority applicable to the Acquiree Shareholders or any contract, commitment, agreement or restriction of any kind to which any of the Acquiree Shareholders are a party or by which any of the Acquiree Shareholders are bound.

               3.19 Approvals Required. Except as set forth on Schedule 3.19 or as contemplated or as required by this Agreement, no approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery by the Acquiree Shareholders of this Agreement or the consummation by them of the transactions described herein, except to the extent that the Acquiree Shareholders may be required to file reports in accordance with relevant regulations under federal and state securities laws upon execution of this Agreement and/or consummation of the transactions contemplated hereby.

               3.20 Employee; Benefit Plans.

                    (a) Schedule 3.20 sets forth the number and names of the employees of Acquiree and the total 1996 compensation to each of the directors, officers and employees of Acquiree.

                    (b) Except as disclosed on Schedule 3.20, Acquiree does not have any "employee benefit plans" (as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
Schedule 3.20 identifies all programs, including, without limitation, any pension plans, health and welfare plans, life, disability, medical, dental or hospitalization insurance plans, sick-leave, vacation accrual or holiday plans, bonus, savings, profit-sharing or other similar benefit plans, deferred compensation, stock option, stock ownership and stock purchase plans covering employees or former employees of Acquiree. Except as disclosed on Schedule 3.20, each such plan or program has been operated substantially in accordance with its terms and, to the extent applicable, ERISA and the Code. Acquiree does not sponsor or contribute to, nor have they ever sponsored or been required to contribute to, any "multiemployer plan" as such terms is defined in Section 3(37) of ERISA.

                    (c) Except as disclosed on Schedule 3.20, Acquiree does not have any written contracts, or oral contracts, including any employment, management, agency or consulting contracts, with respect to any of its current or retired employees.

                    (d) Except as disclosed on Schedule 3.20, Acquiree is not a party to any collective bargaining agreement and there are no union organizational activities or efforts to effect a representation election pending or threatened.

                    (e) Except as disclosed on Schedule 3.20, Acquiree has complied in all material respects with all applicable laws relating to the employment of labor, including the provisions thereof relating to benefits required to be provided under Part VI of Subtitle B of Title I of ERISA or
Section 4980B(f) of the Code (collectively, "COBRA"), wages, hours, working conditions, employee benefit plans and the payment of withholding and social security taxes.

               3.21 Environmental Matters.  Except as set forth in Schedule 3.21 to the best of Acquiree's knowledge Acquiree is in compliance with all laws, rules and regulations relating to environmental protection and conservation (including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act and the Superfund Amendments and Reauthorization Act of 1986, as amended and all applicable state laws pertaining to the environment), and neither Acquiree or Acquiree Shareholders have received any notification of any asserted present or past failure to so comply with such laws, rules or regulations. To the best of Acquiree's knowledge, Acquiree has obtained and is in compliance with all permits, licenses and other authorizations required under federal, state and local laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants or hazardous or toxic materials or wastes (collectively "Environmental Requirements"). To the best of Acquiree's knowledge there are no circumstances which may interfere with or prevent continued compliance, or which may give rise to any liability, or otherwise form the basis of any claim, or investigation under Environmental Requirements, relating to the operation of Acquiree's business. For the purpose of this Section, "hazardous substances" shall include (1) hazardous substances as defined in the Comprehensive Environmental Response, Compensation and Liability Act, as amended, and regulations thereunder, and (2) any substance for which state or local laws require the clean-up, removal or other special handling of such materials or imposing liability based upon improper handling thereof.

               3.22 Insurance. Schedule 3.22 contains a list of all policies of liability, environmental, crime, fidelity, life, fire, workers' compensation, health, director and officer liability and all other forms of insurance currently in effect and owned or held by Acquiree, and identifies for each such policy, the underwriter, policy number, coverage type, premium, expiration date and deductible. All of the insurance policies listed on Schedule 3.22 are outstanding and in full force and effect and all premiums required to be paid with respect to such policies are currently paid.

               3.23  Bank   Accounts.   Schedule   3.23
contains a list of all bank accounts maintained by, or for the benefit of, Acquiree.

               3.24  Customers.  Set forth on Schedule 3.24 is a list of the ten
(10) largest customers of Acquiree based on the dollar volume of income generated by that customer for Fiscal 1997. No such customer has terminated or, to Acquiree's knowledge, is presently threatening to terminate its relationship with Acquiree.

               3.25 Approval. The Board of Directors of the Acquiree have approved the execution of this Agreement and the transactions contemplated hereby.

               3.26 Programmers. With respect to the Acquiree's computer programmers, system analysts and consultants (the "Programmers"), the Acquiree has evaluated and classified the Programmers as independent contractors or employees in accordance with Internal Revenue Service regulations. Acquiree has maintained, monitored, continues to maintain and monitor the Programmers who are independent contractors to assure compliance with Internal Revenue Service regulations. Attached as Schedule 3.26 is correspondence from the Internal Revenue Service verifying the correctness of Acquiree's classification of the Programmers.

               3.27 Due Organization of Amarly. Amarly is a corporation duly organized, validly existing and in good standing under the laws of the State of New Hampshire.

               3.28 Due Authorization of Amarly. This Agreement has been duly authorized, executed, and delivered by Amarly, and constitutes a legal, valid, and binding obligation of Amarly, enforceable in accordance with its terms except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other similar laws relating to, limiting or affecting the enforcement of creditors rights generally or by the application of equitable principles. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with any of the provisions hereof, will violate in any material respect any order, writ, injunction or decree of any court or governmental authority, or violate or conflict with in any material respect or constitute a default under (or give rise to any right of termination, cancellation or acceleration under), any provisions of Amarly's Articles of Incorporation or Bylaws, the terms or conditions or provisions of any note, bond, lease, mortgage, obligation, agreement, arrangement or restriction of any kind to which Amarly is a party or by which Amarly or its properties may be bound, or violate in any material respect any statute, law, rule or regulation applicable to Amarly.

          4. REPRESENTATIONS AND WARRANTIES OF RCM. As a material inducement to the Acquiree and the Acquiree Shareholders to enter into this Agreement and consummate the transactions contemplated hereby, RCM does hereby make the following representations and warranties to the Acquire and the Acquiree Shareholders, which representations and warranties are true and correct in all material respects at this date, and will be true and correct in all material respects on the Closing Date as though made on and as of such date.

               4.1 Due Organization of RCM. RCM is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, is qualified to do business and is in good standing in each state where the properties owned, leased or operated, or the business conducted, by it require such qualification except where failure to so qualify would not have a material adverse effect on the financial condition, properties, business or results of operations of RCM. RCM has the corporate power and authority to own its property and assets and to carry on its business as now presently conducted. True, correct and complete copies of the Articles of Incorporation and Bylaws of RCM, including any amendments thereto, are attached hereto as Schedule 4.1.

               4.2 Compliance; Governmental Authorizations. To the best of its knowledge, RCM has complied in all material respects with all federal, state, local or foreign laws, ordinances, regulations and orders applicable to its business, including without limitation, federal and state securities, banking collection and consumer protection laws and regulations that, if not complied with, would materially and adversely affect its businesses. RCM has all federal, state, local and foreign governmental licenses and permits necessary for the conduct of its business. Such licenses and permits are in full force and effect. RCM does not know of any violations of any such licenses or permits. To the knowledge of RCM, no proceedings are pending or threatened to revoke or limit the use of such licenses or permits that would have an adverse effect on the business of RCM.

               4.3 Due Authorization. This Agreement has been duly authorized, executed, and delivered by RCM, and constitutes a legal, valid, and binding obligation of RCM, enforceable in accordance with its terms except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other similar laws relating to, limiting or affecting the enforcement of creditors rights generally or by the application of equitable principles. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with any of the provisions hereof, will violate in any material respect any order, writ, injunction or decree of any court or governmental authority, or violate or conflict with in any material respect or constitute a default under (or give rise to any right of termination, cancellation or acceleration under), any provisions of RCM's Articles of Incorporation or Bylaws, the terms or conditions or provisions of any note, bond, lease, mortgage, obligation, agreement, arrangement or restriction of any kind to which the Acquiree is a party or by which RCM or its properties may be bound, or violate in any material respect any statute, law, rule or regulation applicable to RCM, except that the consents disclosed on
Schedule 4.3 will be required pursuant to the terms of those scheduled agreements. No consent or approval by any governmental authority is required in connection with the execution and delivery by RCM of this Agreement or the consummation of the transactions contemplated hereby.

               4.4 RCM Shares. The RCM Shares to be delivered to the Acquiree Shareholders at Closing will be validly and legally issued, free and clear of all liens, encumbrances, transfer fees and preemptive rights and will be fully paid and non-assessable. The RCM Shares will, however, constitute "restricted securities" as defined in Rule 144 promulgated under the Securities Act until such time as a Registration Statement is filed pursuant to Section 2.5 hereof and declared effective.

               4.5 Brokerage Fees. Except for Robert A. Cohen whose fees shall be paid by Acquiree Shareholders, RCM has not incurred, and will not incur, any liability for brokerage or finder's fees or similar charges in connection with the transactions contained within this Agreement.

               4.6 Approval. The Board of Directors of RCM have approved the execution of this Agreement and the transactions contemplated hereby.

               4.7 No Approvals Required. No approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery by RCM of this Agreement or the consummation by it of the transactions described herein, except to the extent that the parties may be required to file reports in accordance with relevant regulations under federal and state securities laws.

          5.   COVENANTS OF THE PARTIES.

               5.1 Disclosure Documents.

                    (a) RCM shall supply to Acquiree the necessary information in writing, or cause the necessary information to be supplied in writing, relating to RCM for inclusion in any document(s) to be delivered to Acquiree Shareholders in connection with seeking their approval of the transactions contemplated by this Agreement.

                    (b) Acquiree shall supply to RCM the necessary information in writing, or cause the necessary information to be supplied in writing, relating to Acquiree for inclusion in any documents or reports to be filed with the SEC or any regulatory agency in connection with the transactions contemplated by this Agreement.

               5.2 Access to Information. At all times prior to the Closing Date or the earlier termination of this Agreement in accordance with the provisions of Section 10, each of the parties hereto shall provide to the other parties (and the other parties' authorized representatives) full access during normal business hours to the premises, properties, books, records, assets, liabilities, operations, contracts, personnel, financial information and other data and information of or relating to such party (including without limitation all written proprietary and trade secret information and documents, and other written information and documents relating to intellectual property rights and matters), and will cooperate with the other party in conducting its due diligence investigation of such party.

               5.3 Confidentiality.

                    (a) Confidentiality of RCM-Related Information. With respect to information concerning RCM that is made available to Acquiree or Acquiree Shareholders pursuant to the provisions of Section 5.2, Acquiree and the Acquiree Shareholders agree that they shall hold such information in strict confidence, shall not use such information except for the sole purpose of evaluating the transactions contemplated by this Agreement and shall not disseminate or disclose any of such information other than to representatives who need to know such information for the sole purpose of evaluating the transactions to be undertaken pursuant to this Agreement (each of whom shall be informed in writing by Acquiree of the confidential nature of such information and directed by Acquiree to treat such information confidentially). If this Agreement is terminated pursuant to the provisions of Section 10, Acquiree and the Acquiree Shareholders shall immediately return all such information, all copies thereof and all information prepared by Acquiree based upon the same, upon RCM's request; provided, however, that one copy of all such material may be retained by Acquiree's outside legal counsel for purposes only of resolving any disputes under this Agreement. The above limitations on use, dissemination and disclosure shall not apply to information that (i) is learned by Acquiree or the Acquiree Shareholders from a third party entitled to disclose it; (ii) became known publicly other than through Acquiree or the Acquiree Shareholders or any party who received the same through Acquiree or the Acquiree Shareholders; (iii) is required by law or court order to be disclosed by Acquiree or the Acquiree Shareholders (after notice and opportunity to oppose such disclosure); or (iv) is disclosed with the express prior written consent thereto of RCM. Acquiree or the Acquiree Shareholders shall undertake all necessary steps to ensure that the secrecy and confidentiality of such information will be maintained in accordance with the provisions of this subparagraph (a).

                    (b)  Confidentiality of Acquiree-Related  Information.  With
respect to information concerning Acquiree that is made available to RCM pursuant to the provisions of Section 5.2, RCM agrees that it shall hold such information in strict confidence, shall not use such information except for the sole purpose of evaluating the transactions to be undertaken pursuant to this Agreement and shall not disseminate or disclose any of such information other than to their directors, officers, employees, shareholders, affiliates, agents and representatives who need to know such information for the sole purpose of evaluating the transactions to be undertaken pursuant to this Agreement (each of whom shall be informed in writing by RCM of the confidential nature of such information and directed by such party to treat such information confidentially). If this Agreement is terminated pursuant to the provisions of
Section 10, RCM agrees to return immediately all such information, all copies thereof and all information prepared by it based upon the same, upon Acquiree's request; provided, however, that one copy of all such material may be retained by RCM's outside legal counsel for purposes only of resolving any disputes under this Agreement. The above limitations on use, dissemination and disclosure shall not apply to information that (i) is learned by RCM from a third party entitled to disclose it; (ii) became known publicly other than through RCM or any party who received the same through either of them; (iii) is required by law or court order to be disclosed by RCM (after notice and opportunity to oppose such disclosure); or (iv) is disclosed with the express prior written consent thereto of Acquiree. RCM shall undertake all necessary steps to ensure that the secrecy and confidentiality of such information will be maintained in accordance with the provisions of this subparagraph (b);

               5.4 Nondisclosure. Neither RCM nor Acquiree nor the Acquiree Shareholders shall disclose to the public or to any third party the existence of this Agreement or the transactions contemplated hereby or any other material non-public information concerning or relating to the other parties hereto, other than with the express prior written consent of the other parties hereto, except as may be required by applicable securities laws as they pertain to public companies, law or court order or to enforce the rights of such disclosing party under this Agreement, in which event the contents of any proposed disclosure shall be discussed with the other party before release; provided, however, that notwithstanding anything to the contrary contained in this Agreement, any party hereto may disclose this Agreement to any of its directors, officers, employees, shareholders, affiliates, agents and representatives who need to know such information for the sole purpose of evaluating the transactions contemplated by this Agreement, to any party whose consent is required in connection with this Agreement; or any regulatory body where such disclosure is required under federal or state law.

               5.5 Consents. RCM and Acquiree shall cooperate and use their best efforts to obtain, prior to the Closing Date, all licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and parties to contracts as are necessary for the consummation of the transactions contemplated by this Agreement.

               5.6 Filings. RCM and Acquiree shall, as promptly as practicable, make any required filings, and RCM and Acquiree shall promptly make any other required submissions, under any law, statute, order, rule or regulation with respect to the transactions contemplated by this Agreement and the related transactions and shall cooperate with each other with respect to the foregoing.
               5.7 All Reasonable Efforts. Subject to the terms and conditions of this Agreement and to the fiduciary duties and obligations of the board of directors of Acquiree and RCM, each of the parties to this Agreement shall use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, or to remove any injunctions or other impediments or delays, legal or otherwise, as soon as reasonably practicable, to consummate the transactions contemplated by this Agreement.

               5.8 Notification of Certain Matters. Except with respect to the actions contemplated by this Agreement, Acquiree shall give prompt notice to RCM, and RCM shall give prompt notice to Acquiree, of (a) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which would cause any of its representations or warranties in this Agreement to be untrue or inaccurate in any material respect at or prior to the Closing Date, and (b) any material failure of Acquiree, on the one hand, or RCM, on the other hand, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, the delivery of any notice pursuant to this Section shall not limit or otherwise affect the remedies available to the party receiving such notice under this Agreement.

               5.9 Discharge of Bonuses. Any and all accrued bonuses or other compensation over and above historic compensation levels which may be due and owing to the Acquiree Shareholders shall be discharged and Acquiree released from such obligations on or before the Closing Date.

               5.10 Documents at Closing. Each party to this Agreement agrees to execute and deliver on the Closing Date those documents identified in Section 6.2.

               5.11 Interim Operations of RCM and Acquiree. Except as contemplated by this Agreement, including any Exhibits and Schedules hereto, or to the extent that the parties shall otherwise consent in writing or as otherwise identified in Schedule 3.6 during the period from the date of this Agreement and continuing until the Closing Date, each of RCM and Acquiree shall carry on their respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent with such business, use all reasonable efforts to preserve intact their present organizations of such business, keep available the services of its present officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it and they shall not take any action, or fail to take any action, that is reasonably likely to result in any of their respective representations and warranties set forth in this Agreement becoming untrue as though such representations and warranties are made as of and on the Closing Date.

               5.12 Prohibition on Trading in RCM Stock. The Acquiree and the Acquiree Shareholders acknowledge that the United States Securities Laws prohibit any person who has received material non-public information concerning the matters which are the subject matter of this Agreement from purchasing or selling the securities of RCM, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of RCM. Accordingly, the Acquiree Shareholders agree that they will not purchase or sell any securities of RCM, or communicate such material non-public information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of RCM, until no earlier than 72 hours following the filing of a Current Report on Form 8-K with the SEC announcing the Closing pursuant to this Agreement.

               5.13 Independent Contractors. If, with respect to any period prior to the Closing, any governmental authority (i) challenges the status as independent contractors of any of Acquiree's contractors; or (ii) asserts the applicability to Acquiree's employees or contractors of statutes, ordinances or regulations regulating the wages, working conditions and hours of employment of such individuals, then after any final determination (with Acquiree having the right to control and pay the costs and counsel fees in connection with any agency examination or determination) any payroll or other taxes and any interest or penalties attributable thereto and any liability for additional employment compensation and any fines or penalties connected therewith shall be the obligation of Acquiree and the Acquiree Shareholders, and shall be paid to RCM within ten (10) days thereafter or, at the option of RCM, shall be subject to indemnification provided for in Section 9 hereafter.

          6.   THE CLOSING.

               6.1. The Closing. The closing ("Closing") of the purchase and sale and other transactions contemplated by this Agreement shall take place (a) at the offices of Fineman & Bach, P.C., 1608 Walnut Street, 19th Floor, Philadelphia, PA 19103, 10:00 a.m. local time on September 25, 1997, or (b) at such other time and place and on such other date as RCM and Acquiree or Acquiree Shareholders shall agree. The date of the Closing is referred to herein as the "Closing Date".

                    (a) Notwithstanding the actual date of the Closing the purchase and sale and other transactions contemplated by this Agreement shall be deemed to have occurred on the Effective Date.

               6.2 Transactions at Closing. On the Closing Date, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

                    (a) the Acquiree and the Acquiree Shareholders will deliver, or cause to be delivered, to RCM the following:

                         (i)     stock     certificates
representing the Acquiree Shares being surrendered hereunder, duly endorsed with stock powers attached in blank;

                         (ii) all corporate  records of
the Acquiree, including without limitation corporate minute books (which shall contain copies of the Articles of Incorporation and Bylaws, as amended to the Closing Date), stock books, stock transfer books, corporate seals; and such other corporate books and records as may reasonably be requested by RCM and its counsel;

                         (iii) a  certificate  executed
by the Acquiree and the Acquiree Shareholders to the effect that all representations and warranties made by the Acquiree and the Acquiree Shareholders under this Agreement are true and correct as of the Closing Date, as though originally given to RCM on said date;

                         (iv)    a    certificate    of
existence for the Acquiree from the Secretary of the State of New Hampshire, dated at or about the Closing Date, to the effect that such corporation is in good standing under the laws of such state;

                         (v) an incumbency  certificate
for the Acquiree signed by all of the officers thereof dated at or about the Closing Date;

                         (vi)  certified   Articles  of
Incorporation of the Acquiree dated at or about the Closing Date and a copy of the Bylaws of the Acquiree certified by the Secretary of the Acquiree dated at or about the Closing Date;

                         (vii)  certified   resolutions
from the  Secretary of the  Acquiree  dated at or about
the   Closing   Date   authorizing   the   transactions
contemplated under this Agreement;

                         (viii)    the     Registration
Rights Agreement described in Exhibit "A" signed by each of the Acquiree Shareholders;

                         (ix)  the   Escrow   Agreement
signed by the Acquiree Shareholders and RCM;

                         (x)  an  Employment  Agreement
described in Exhibit "B" signed by Michael D. O'Keefe and RCM;
                         (xi) an  Employment  Agreement
described in Exhibit "C" signed by Richard E. Stevens and RCM;

                         (xii)       an        Investor
Representation Letter described in Exhibit "D" signed by each of the Acquiree Shareholders;

                         (xiii)      an      Employment
Agreement substantially in the form of Exhibits "B" and "C" signed by RCM and such Employees of Acquiree as are selected by RCM;

                         (xiv)   resignations   of  all
officers and directors of Acquiree, following which Leon Kopyt shall be elected by RCM as the sole director of Acquiree;

                         (xv) such  documents as may be
needed to  accomplish  the Closing  under the corporate
laws  of  the  states  of   incorporation  of  RCM  and
Acquiree;

                         (xvi) such other  instruments,
documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or that may be reasonably requested in furtherance of the provisions of this Agreement;

                         (xvii) an  opinion  of counsel
in form and substance satisfactory to RCM;

                         (xviii)   a   certificate   of
existence for Amarly from the Secretary of State of New Hampshire dated at or about the Closing Date to the effect that such corporation is in good standing under the laws of such state;

                         (xix)      an       incumbency
certificate for Amarly signed by all the officers thereof dated at or about the Closing Date;

                         (xx)   certified   resolutions
from the Secretary of Amarly dated at or about the Closing date authorizing the transactions contemplated under this Agreement.

                    (b) RCM will deliver or cause to be delivered to the Acquiree and the Acquiree Shareholders:

                         (i)    a    certificate     or
certificates of RCM Common Stock which represent the RCM Shares. The certificate or certificates of RCM Common Stock which represent the RCM Shares shall bear the following legend:

               "THE  SECURITIES   REPRESENTED  BY  THIS
          CERTIFICATE     HAVE    NOT    BEEN
          REGISTERED   UNDER  THE  SECURITIES
          ACT  OF  1933,  AS  AMENDED.  THESE
          SECURITIES   MAY   NOT   BE   SOLD,
          TRANSFERRED  OR OTHERWISE  DISPOSED
          OF IN THE ABSENCE OF  REGISTRATION,
          OR THE  AVAILABILITY  OF  EXEMPTION
          FROM   REGISTRATION,    UNDER   THE
          SECURITIES    ACT   OF   1933,   AS
          AMENDED,   BASED   ON  AN   OPINION
          LETTER OF COUNSEL  FOR THE  COMPANY
          OR  A  NO-ACTION  LETTER  FROM  THE
          SECURITIES       AND       EXCHANGE
          COMMISSION."

                         (ii) a  certificate  of  RCM's
Secretary to the effect that all representations and warranties of RCM under this Agreement are reaffirmed on the Closing Date, as though originally given to the Acquiree and the Acquiree Shareholders on said date;

                         (iii)   certificate  from  the
Secretary of State of Nevada dated at or about the Closing Date that RCM is in good standing under the laws of said state;

                         (iv)  certified  resolution of
the  Secretary  of RCM  dated at or about  the  Closing
Date authorizing the transactions contemplated under this Agreement;

                         (v) an  opinion  of counsel in
form and substance satisfactory to the Acquiree and the Acquiree Shareholders;

                         (vi) the  Registration  Rights
Agreement described in Exhibit "A" signed by each of the Acquiree Shareholders;

                         (vii)  the  Escrow   Agreement
signed by the Acquiree Shareholders and RCM;

                         (viii)      an      Employment
Agreement  described  in Exhibit  "B" signed by Michael
D. O'Keefe and RCM;

                         (ix) an  Employment  Agreement
described in Exhibit "C" signed by Richard E. Stevens and RCM;

                         (x)  an  Employment  Agreement
substantially in the form of Exhibits "B" and "C" signed by RCM and such employees of Acquiree as are selected by RCM;

                         (xi) such  documents as may be
needed to accomplish the Closing under the corporate laws of the state of incorporation of RCM and Acquiree;

                         (xii)        such        other
instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement, or that may be reasonably requested in furtherance of the provisions of this Agreement.

          7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIREE AND THE ACQUIREE SHAREHOLDERS. All obligations of the Acquiree and the Acquiree Shareholders under this Agreement are subject to the fulfillment, prior to or on the Closing Date (unless otherwise stated herein), of each of the following conditions, any one or all of which may be waived by the Acquiree or the Acquiree Shareholders:

               7.1 The Board of Directors of RCM shall have approved the execution of this Agreement and the transactions contemplated thereby.

               7.2 The representations and warranties made by or on behalf of RCM contained in this Agreement or in any certificate or document delivered to the Acquiree or the Acquiree Shareholders pursuant to the provisions hereof at the Closing Date shall be true in all respects at and as of the time of the Closing Date as though such representations and warranties were made at and as of such time.

               7.3 RCM shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

               7.4 RCM shall have delivered all of the Schedules required herein, and copies of the documents referred to therein, to the Acquiree and such Schedules and documents shall have been reasonably acceptable to Acquiree and the Acquiree Shareholders.

               7.5 There shall be delivered to the Acquiree and the Acquiree Shareholders an officer's certificate of RCM to the effect that all of the representations and warranties of RCM set forth herein are true and complete in all material respects as of the Closing Date, and that RCM has complied in all material respects with its covenants and agreements set forth herein that are required to be complied with by the Closing Date.

               7.6  No  statute,  rule,  regulation,  executive  order,  decree, injunction or restraining order shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or governmental authority that prohibits or restricts the consummation of the Closing and the other transactions contemplated by this Agreement.

               7.7 RCM shall have obtained the approval of its principal lender of this Agreement and the transactions contemplated hereby.

               7.8 RCM shall have executed an Employment Agreement with each of Messrs. O'Keefe and Stevens and such other employees of Acquiree as may be selected by RCM substantially in form and substance similar to that attached hereto as Exhibits "B" and "C", respectively.

               7.9  RCM  and  Acquiree   Shareholders   shall  have  executed  a
Registration Rights Agreement substantially in form and substance similar to that attached hereto as Exhibit "A".

               7.10 RCM and the Acquiree Shareholders shall have executed the Escrow Agreement substantially in form and substance similar to that attached hereto as Exhibit "E".

               7.11 Acquiree Shareholders shall have completed prior to the Closing Date, to their satisfaction, a due diligence review of the financial condition, results of operations, properties, assets, liabilities, business or prospects of RCM.

               7.12 All director, shareholder, lender, lessor and other parties' consents and approvals, as well as all filings with, and all necessary consents or approvals of, all federal state and local governmental authorities and agencies, as are required of RCM under this Agreement, applicable law or any applicable contract or agreement (all as contemplated by this Agreement) to complete the Closing shall have been secured.

               7.13 There shall have occurred no material adverse change to the business, operations, assets, management, regulatory environment and business prospects of RCM.

          8. CONDITIONS PRECEDENT TO OBLIGATIONS OF RCM. All obligations of RCM under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions, any one or all of which may be waived in writing by RCM:

               8.1 The Board of Directors of each of the Acquiree and Amarly shall have approved the execution of this Agreement and the transactions contemplated hereby.

               8.2 The representations and warranties made by the Acquiree and the Acquiree Shareholders contained in this Agreement or in any certificate or document delivered to RCM pursuant to the provisions hereof at the Closing Date shall be true in all respects at and as of the time of the Closing Date as though such representations and warranties were made at and as of such time.

               8.3 The Acquiree and the Acquiree Shareholders shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

               8.4 The Acquiree shall have delivered all of the Schedules required herein, and copies of the documents referred to therein, to RCM and such Schedules and documents shall have been reasonably acceptable to RCM.

               8.5 There shall be delivered to RCM an officer's certificate of each of the Acquiree and Amarly to the effect that all of the representations and warranties of the Acquiree and Amarly set forth herein are true and complete in all material respects as of the Closing Date, and that the Acquiree and Amarly have complied in all material respects with its covenants and agreements set forth herein that are required to be complied with by the Closing Date and there shall be delivered to RCM certificates signed by the Acquiree Shareholders to the effect that the representations and warranties of each made within this Agreement are true and correct in all material respects.

               8.6 RCM shall have completed prior to the Closing Date, to its satisfaction, a due diligence review of the financial condition, results of operations, properties, assets, liabilities, business or prospects of the Acquiree.

               8.7 RCM shall have obtained the approval of its principal lender of this Agreement and the transactions contemplated thereby.

               8.8 All director, shareholder, lender, lessor and other parties' consents and approvals, as well as all filings with, and all necessary consents or approvals of, all federal state and local governmental authorities and agencies, as are required of Acquiree or the Acquiree Shareholders under this Agreement, applicable law or any applicable contract or agreement (all as contemplated by this Agreement) to complete the Closing shall have been secured.

               8.9  No  statute,  rule,  regulation,  executive  order,  decree, injunction or restraining order shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or governmental authority that prohibits or restricts the consummation of the Closing and the other transactions contemplated by this Agreement.

               8.10 Acquiree Shareholders shall have executed a Registration Rights Agreement substantially in form and substance similar to that attached hereto as Exhibit "A".

               8.11 Messrs. O'Keefe and Stevens and such other employees of Acquiree as may be selected by RCM shall each have executed an Employment Agreement substantially in form and substance similar to that attached hereto as Exhibits "B" and "C", respectively.

               8.12 Acquiree Shareholders shall have executed an Investor Representation Letter substantially in form and substance similar to that attached hereto as Exhibit "D".

               8.13 Acquiree and the Acquiree Shareholders shall take all actions necessary to effect the resignation of all of the current directors and officers of Acquiree in the manner identified in Section 6.2(a)(xiv).
               8.14 Except as contemplated or as required by this Agreement, there shall have occurred no material adverse change to the business, operations, assets, management, regulatory environment and business prospects of Acquiree.

               8.15 RCM and the Acquiree Shareholders shall have executed an Escrow Agreement substantially in form and substance similar to that attached hereto as Exhibit "E".

          9.   INDEMNIFICATION.

               9.1 Acquiree Shareholders. The Acquiree Shareholders, jointly and severally shall indemnify, defend and hold harmless RCM from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys' fees and related disbursements (collectively, "Claims") incurred by RCM which arise out of or result from a misrepresentation, breach of warranty, or breach of any covenant of Acquiree or Acquiree Shareholders contained herein or in the Schedules annexed hereto or in any other documents or instruments furnished by the Acquiree or the Acquiree Shareholders pursuant hereto or in connection with the transactions contemplated hereby or thereby.

               9.2 RCM. RCM shall indemnify, defend and hold harmless Acquiree and Acquiree Shareholders from and against any and all Claims incurred by the Acquiree and/or any Acquiree Shareholder which arise out of or result from misrepresentation, breach of warranty or breach of any covenant of RCM contained herein or in the Schedules annexed hereto or in any other documents or instruments furnished by RCM pursuant hereto or in connection with the transactions contemplated hereby or thereby.

               9.3 Methods of Asserting Claims for Indemnification. All claims for indemnification under this Agreement shall be asserted as follows:

                    (a) Third Party Claims. In the event that any Claim for which a party (the "Indemnitee") would be entitled to indemnification under this Agreement is asserted against or sought to be collected from the Indemnitee by a third party the Indemnitee shall promptly notify the other party (the "Indemnitor") of such Claim, specifying the nature thereof, the applicable provision in this Agreement or other instrument under which the Claim arises, and the amount or the estimated amount thereof (the "Claim Notice"). The Indemnitor shall have 30 days (or, if shorter, a period to a date not less than 10 days prior to when a responsive pleading or other document is required to be filed but in no event less than 10 days from delivery or mailing of the Claim
Notice) (the "Notice Period") to notify the Indemnitee (i) whether or not it disputes the Claim and (ii) if liability hereunder is not disputed, whether or not it desires to defend the Indemnitee. If the Indemnitor elects to defend by appropriate proceedings, such proceedings shall be promptly settled or prosecuted to a final conclusion in such a manner as to avoid any risk of damage to the Indemnitee; and all costs and expenses of such proceedings and the amount of any judgment shall be paid by the Indemnitor.

                    If the Indemnitee desires to participate in, but not control, any such defense or settlement, it may do so at its sole cost and expense. If the Indemnitor has disputed the Claim, as provided above, and shall not defend such Claim, the Indemnitee shall have the right to control the defense or settlement of such Claim, in its sole discretion, and shall be reimbursed by the Indemnitor for its reasonable costs and expenses of such defense if it shall thereafter be found that such Claim was subject to indemnification by the Indemnitor hereunder.

                    (b) Non-Third Party Claims. In the event that the Indemnitee should have a Claim for indemnification hereunder which does not involve a Claim being asserted against it or sought to be collected by a third party, the Indemnitee shall promptly send a Claim Notice with respect to such Claim to the Indemnitor. If the Indemnitor does not notify the Indemnitee within the Notice Period that it disputes such Claim, the Indemnitor shall pay the amount thereof to the Indemnitee. If the Indemnitor disputes the amount of such Claim, the controversy in question shall be submitted to arbitration pursuant to Section 10 hereof.

                    (c) Cooperation of Parties. If either party chooses to defend or participate in the defense of any liability, it shall have the right to receive from the other party, subject to any restriction of applicable law or that may be necessary to preserve the privilege of attorney-client communications, any books, records or other documents within such other party's control that are necessary or appropriate for such defense.

               9.4 Right of Set Off. The amount of any Claims as to which RCM is entitled to indemnification hereunder may be set off by RCM first against the Deferred Consideration and, to the extent the amount of such Deferred
Compensation is insufficient to cover such Claims, then against amounts remaining payable as Additional Purchase Consideration.

          10. Arbitration. If a dispute arises as to interpretation of this Agreement, it shall be decided finally by three arbitrators in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration. The arbitrators shall be appointed as follows: one by RCM, one by the Acquiree Shareholders, and the third by the said two arbitrators, or, if they cannot agree, then the third arbitrator shall be appointed by the American Arbitration Association. The third arbitrator shall be chairman of the panel and shall be impartial. The arbitration shall take place in Philadelphia, Pennsylvania. The decision of a majority of the arbitrators shall be conclusively binding upon the parties and final, and such decision shall be enforceable as a judgment in any court of competent jurisdiction. Each party shall pay the fees and expenses of the arbitrator appointed by it, its counsel and its witnesses. The parties shall share equally the fees and expenses of the impartial arbitrator.

          11.  Termination.   This   Agreement  may  be
terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Closing Date:

               (a)  by mutual  written  consent  of RCM
               and Acquiree;

                    (b)  by any of RCM and Acquiree:

                         (i) if the  Closing  shall not
have occurred by the Closing Date unless such date is extended by the mutual written agreement of RCM and Acquiree, and in such event, only until the date the Closing Date has been so extended; provided, however, that the right to terminate this Agreement under this Section 10(b)(i) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing Date to occur on or before that date; or

                         (ii)   if   any    court    of
competent jurisdiction, or any governmental body, regulatory or administrative agency or commission having appropriate jurisdiction shall have issued an order, decree or filing or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and non-appealable.

                    (c) If any party hereto shall default in the observance or in the due and timely performance of any of the Covenants of the parties contained in Section 5 of this Agreement, the non-defaulting party may, upon written notice, terminate this Agreement and in that event, the defaulting party shall indemnify, hold harmless and assume full and complete responsibility for any and all expenses of the non-defaulting party incurred in this transaction, without prejudice to its or their rights and remedies available under law, including the right to recover expenses, costs and other damages. Notwithstanding the foregoing, the non- defaulting party may elect to waive such breach by the defaulting party and proceed with the Closing, thereby waiving any right to damages as a result of such breach.

               12. NOTICES. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered in person or sent by overnight delivery, confirmed telecopy or prepaid first class registered or certified mail, return receipt requested, to the following addresses, or such other addresses as are given to the other parties to this Agreement in the manner set forth herein:

                    12.1 If to RCM, to:

                              Mr. Leon Kopyt
                              Chief Executive Officer
                              RCM Technologies, Inc.
                              2500  McClellan   Avenue,
Suite 350
                              Pennsauken,   New  Jersey
08109-4613

                         With a courtesy copy to:

                              Norman S. Berson, Esquire
                              Fineman & Bach, P.C.
                              1608 Walnut Street,  19th
Floor
                              Philadelphia, PA 19103
                              Telephone    No.    (215)
893-8710
                              Telecopy     No.    (215)
893-8719

                    12.2 If     to     the     Acquiree
               Shareholders, to:

                              Angela Trotman
                              18 Parrish Hill Drive
                              Nashua, NH 03063

                              Michael D. O'Keefe
                              12 Cambridge Road
                              Bedford, NH 03110

                              Richard E. Serodio
                              5 Camelot Drive
                              Bedford, NH 03110

                    12.3 If to Amarly Corporation, to:

                              Amarly Corporation
                              172 Amherst  Road,  Suite
21
                              Bedford, NH 03110

                    12.4 If to the Acquiree, to:

                              Camelot       Contractors
Limited
                              172 Route 101, Unit 9
                              Bedford,   New  Hampshire
03110

Any such notices shall be effective when delivered in person or sent by telecopy, one business day after being sent by overnight delivery or three business days after being sent by registered or certified mail. Any of the foregoing addresses may be changed by giving notice of such change in the foregoing manner, except that notices for changes of address shall be effective only upon receipt.

               13.  MISCELLANEOUS.

                    13.1 Further Assurances. At any time, and from time to time, after the Closing Date, each party will execute such additional instruments and take such further action as may be reasonably required by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

                    13.2 Nature of Representations and Warranties. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance on the representations, warranties, covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for, and any investigation that they might have made or any other representations, warranties, covenants, agreements, promises or information, written or oral, made by the other party or parties or any other person shall not be deemed a waiver of any breach of any such representation, warranty, covenant or agreement.

                    13.3 Survival of Representations. All covenants, agreements, representations and warranties made herein shall survive the Closing Date for a period of three (3) years from the Closing Date, except such survival period shall be unlimited where there is evidence of bad faith, fraud or wanton misconduct. All covenants and agreements by or on behalf of the parties hereto that are contained or incorporated in this Agreement shall bind and inure to the benefit of the successors and assigns of all parties hereto.

                    13.4 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. It supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

                    13.5 Amendment. This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement or modification is sought.

                    13.6 Assignment. This Agreement may not be assigned by any party hereto without the prior written consent of the other parties.

                    13.7 Choice of Law. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of New Jersey.

                    13.8 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

                    13.9 Number and Gender, Words used in this Agreement, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicated is appropriate.

                    13.10 Construction. The parties hereto and their respective legal counsel participated in the preparation of this Agreement, therefore, this Agreement shall be construed neither against nor in favor of any of the parties hereto, but rather in accordance with the fair meaning thereof.

                    13.11 Effect of Waiver. The failure of any party at any time or times to require performance of any provision of this Agreement will in no manner affect the right to enforce the same. The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.

                    13.12 Severability. The invalidity, illegality or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

                    13.13 Binding Nature. This Agreement will be binding upon and will inure to the benefit of any successor or successors of the parties hereto.

                    13.14 No Third-Party Beneficiaries. No person shall be deemed to possess any third-party beneficiary right pursuant to this Agreement. It is the intent of the parties hereto that no direct benefit to any third party is intended or implied by the execution of this Agreement.

                    13.15 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

                    13.16 Facsimile Signature. This Agreement may be executed and accepted by facsimile signature and any such signature shall be of the same force and effect as an original signature.


               IN WITNESS WHEREOF, the parties have executed this Agreement as of the day first above written.

                                             RCM
TECHNOLOGIES, INC.

ATTEST:

By:
By:

Name:

Title:


                                             CAMELOT
CONTRACTORS LIMITED

ATTEST:

By:
By:

Name:

Title:


                                             AMARLY
CORPORATION

ATTEST:

By:
By:

Name:

Title:






ANGELA TROTMAN






MICHAEL D. O'KEEFE

          [Signatures continued on next page]








RICHARD E. STEVENS






RICHARD E. SERODIO






















[NSB\RCM CAMELOT AGREEMENT]

                     SCHEDULE 2.4


               [List     of      persons
               eligible    to    receive
               Additional       Purchase
               Consideration]


   Camelot Contractors Limited Employees Trust dated
                        9/23/97

                    SCHEDULE 3.2(a)


        [Unaudited Financial Statements for the fiscal years ended June 30, 1997, June 30, 1996 and June 30, 1995]

                     SCHEDULE 3.3


         [Undisclosed Liabilities of Acquiree]



                         None

                     SCHEDULE 3.5


           [Accounts Receivable of Acquiree
                as of August 31, 1997]

                     SCHEDULE 3.6


              [Material adverse changes]


                         None

                     SCHEDULE 3.7


                     [Litigation]


    None except attached claim of David M. McNamara

                     SCHEDULE 3.9


          [Articles of Incorporation, Bylaws
          and Amendments thereto of Acquiree]

                     SCHEDULE 3.10


                   [Tax information]



                         None

                     SCHEDULE 3.11


              [All material Contracts and
                Agreements of Acquiree]

                     SCHEDULE 3.12


           {Liens, encumbrances and general
          description of all real property in
       which Acquiree has an ownership interest]



                         None

                     SCHEDULE 3.13


  [Licenses, trademarks and trade names of Acquiree]



                         None

                     SCHEDULE 3.14


         [Consents to be obtained by Acquiree]


                         None

                     SCHEDULE 3.15


             [Capitalization of Acquiree]



          Angela Trotman      -    66 2/3 shares
                              Richard E. Serodio  -
                                   16 2/3 shares
                                   Michael D. O'Keefe
                              -    16 2/3 shares
                                   Amarly Corporation
                              -    100 shares

                     SCHEDULE 3.18


  [Messrs. Trotman, O'Keefe and Stevens' Obligation]



                         None

                     SCHEDULE 3.19


          [Approvals required to be obtained
               by Acquiree Shareholders]



                         None

                     SCHEDULE 3.20


          [Number and names of employees and
           compensation of all directors and
                officers of Acquiree -
        identifies all employee benefit plans]

                     SCHEDULE 3.21


            [Compliance with environmental
                and conservation laws]


                         None

                     SCHEDULE 3.22


     {List of all insurance policies of Acquiree]

                     SCHEDULE 3.23


       [List of all bank accounts maintained or for the benefit of Acquiree]

                     SCHEDULE 3.24


      [List of 10 largest customers of Acquiree, based on dollar volume of income for Fiscal 1997]

                     SCHEDULE 3.26


               [Internal Revenue Service
          correspondence re: the Programmers]

                     SCHEDULE 4.1


     [Articles of Incorporation and Bylaws of RCM]

                     SCHEDULE 4.3


           [Consents to be obtained by RCM]


                      Mellon Bank